SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                EROX CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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

                                EROX CORPORATION

                    Notice of Annual Meeting of Shareholders
                             to be held May 20, 1998
                      ------------------------------------



To the Shareholders of EROX Corporation:


         The annual meeting of shareholders (the "Annual Meeting") of EROX Corporation (the "Company") will be held at the Holiday Inn Palo Alto-Stanford, 625 El Camino Real, Palo Alto, California, on May 20, 1998, at 10:00 a.m. local time, for the following purposes:

         (1)   To elect six  Directors  to hold  office  until  the next  Annual
               Meeting;

         (2)   To  approve  an   amendment   to  the   Company's   Articles   of
               Incorporation to change its name from Erox Corporation to Human Pheromone Sciences, Inc.;

         (3) To approve an amendment to the Company's Non-Employee Directors' Stock Option Plan to increase the number of shares available for issuance by 200,000; and

         (4) To act upon such other business as may properly come before the meeting.

         These items of business are more fully described in the Proxy Statement accompanying this notice.

         Only shareholders of record at the close of business on April 13, 1998, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.


         All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if the shareholder has returned a proxy.


                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Julian N. Stern, Secretary


Fremont, California
April 16, 1998


================================================================================
WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
================================================================================

                                EROX CORPORATION
                               4034 Clipper Court
                            Fremont, California 94538
                            Telephone: (510) 226-6874

                          -----------------------------
                                 PROXY STATEMENT
                          -----------------------------


INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of EROX Corporation, a California corporation (the "Company"). The proxy is solicited for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 10:00 a.m. local time on May 20, 1998, at the Holiday Inn Palo Alto-Stanford, 625 El Camino Real, Palo Alto, California.

Record Date and Shares Outstanding

         Only shareholders of record at the close of business on April 13, 1998, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 10,289,488 shares of common stock and 1,433,333 shares of preferred stock. Holders of a majority of the outstanding shares of common and preferred stock of the Company, either present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Revocability of Proxies

         Any shareholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the shareholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

Voting and Solicitation

         A shareholder has the right to request cumulative voting for the election of directors by giving notice of such shareholder's intention to cumulate votes at the meeting prior to the voting. Cumulative voting allows a shareholder to cast that number of votes which equals the number of directors to be elected multiplied by the number of shares held by such shareholder and to distribute those votes among the nominees as the shareholder may choose. However, no shareholder shall be entitled to vote for more than six candidates and votes may not be cast in favor of a candidate unless the candidate's name has been placed in nomination prior to the voting. In the election of Directors, the six candidates receiving the highest number of affirmative votes of the shares represented and voting at the Annual Meeting will be elected directors.

         On all other matters, each share is entitled to one vote on each proposal that comes before the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present at the Annual Meeting. However, abstentions are counted as votes against a proposal for purpose of determining whether or not a proposal has been approved, whereas broker non-votes are not counted for such purpose.

         The Company will bear the entire cost of solicitation, including preparation, assembling and mailing this proxy statement, the proxies and any additional material, which may be furnished to shareholders. The Company will, upon request, reimburse the reasonable charges and expenses of brokerage houses or other nominees or fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of Common Stock. The original solicitation of proxies by mail may be supplemented by telephone, telegram and/or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid for such services.


STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         The  following  table  sets forth  certain  information  regarding  the beneficial  ownership of the Company's Common Stock as of April 13, 1998 by: (i)
each person who is known by the Company to own beneficially  more than 5% of the outstanding  shares  of  Common  Stock;  (ii)  each of the  Company's  executive officers named in the Summary  Compensation  Table;  (iii) each of the Company's directors;  and (iv) by all directors and executive officers as a group.  Except as otherwise  indicated,  the Company believes that the beneficial owners of the securities  listed below,  based on information  furnished by such owners,  have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them:

      Directors, Nominees, Officers And 5% Stockholders                        Shares Beneficially Owned(1)   Percent Of Class(1)(2)
      -------------------------------------------------                        ----------------------------   ----------------------
William P. Horgan (3)                                                                     297,433                      2.8

Michael V. Stern(4)                                                                       308,885                      3.0

Bernard I. Grosser, M.D.(5)                                                               141,716                      1.3

Helen C. Leong(6)                                                                         219,124                      2.1

Michael D. Kaufman(7)                                                                     909,916                      8.8

Robert Marx(8)                                                                            152,724                      1.5

Maxine C. Harmatta(9)                                                                      88,854                      0.8

All  executive  officers and directors as a group (7 persons)(10)                       2,118,652                     19.3

David L. Berliner, M.D                                                                    587,500                      5.7
535 Middlefield Road, Suite 240
Menlo Park, CA 94025

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of Shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 13, 1998 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2) Percentage of beneficial ownership is based on 10,289,488 shares of Common Stock outstanding as of April 13, 1998.

(3)      Includes 284,233 shares issuable on exercise of outstanding options.

(4)      Includes 111,545 shares issuable on exercise of outstanding options.

(5)      Includes 64,166 shares issuable on exercise of outstanding options.

(6)      Includes 64,166 shares issuable on exercise of outstanding options.

(7) Includes 891,167 shares held in the name of a partnership and 18,749 shares issuable on exercise of outstanding options.

(8)      Includes 54,166 shares issuable on exercise of outstanding options

(9)      Includes 88,854 shares issuable on exercise of outstanding options.

(10)     Includes 685,879 shares issuable on exercise of outstanding options.

PROPOSAL 1 -- ELECTION OF DIRECTORS


         Each of the six directors to be elected will hold office until the next annual meeting of the shareholders or until a successor shall be elected and qualified. The following individuals are proposed for election:


Name                              Age       Principal Occupation
----                              ---       --------------------
William P. Horgan                 50        Chairman of the Board of Directors,
                                            Chief Executive Officer and Director

Michael V. Stern                  39        President and Director

Bernard I. Grosser, M.D.          68        Director

Michael D. Kaufman                57        Director

Helen C. Leong                    70        Director

Robert Marx                       67        Director


         William P. Horgan was appointed to the newly created post of Chairman of the Board in November 1996 after serving as President, Chief Executive Officer and Director since January 1994, when he joined the Company. From May 1992 to January 1994, he served as Chief Financial and Administrative Officer of Geobiotics, Inc., a biotechnology-based development stage company, and from January 1990 to May 1992, was employed by E.S. Jacobs and Company as Senior Vice President of Worlds of Wonder, Inc.

         Michael V. Stern was named President in November 1996. Mr. Stern has served as a Director since March 1993, and was appointed Vice President Sales and Marketing in February 1994. Prior to that, from February 1993 until February 1994 he was Director of Marketing and Sales for McGuire Company, a division of Kohler Company.

         Bernard I. Grosser, M.D. has served as a Director since March 1992. Dr. Grosser is Chairman of the Department of Psychiatry at the University of Utah and has served in that capacity since 1982. Dr. Grosser has conducted extensive research related to hormonal target areas of the brain.

         Michael D. Kaufman, a Director since August 1997, is Managing General Partner of MK Global Ventures, a firm he founded in 1987. Prior to 1987, Mr. Kaufman spent six years as a General Partner of Oak Investment Partners, where he was involved in the formation of numerous technology companies and served as founding investor and director of Businessland, Davox, Katun, Easel, Ekco, Interlan and Ziyad, among others. Prior to becoming a Partner of Oak Investment Partners, Mr. Kaufman was President and COO of Centronics Data Corporation, a $150 million NYSE-listed manufacturer of computer-related printing devices.

         Helen C. Leong has served as a Director since April 1993. Mrs. Leong is and has been for more than five years the managing partner of Leong Ventures, which makes investments in the areas of biogenetics and health-oriented technologies. She is a general partner of CLW Associates, which specializes in real estate and start-up businesses in consumer fields. Mrs. Leong is also a founder of Mid-Peninsula Bank of Palo Alto where she has served as a director since 1988.

         Robert Marx has served as a Director since October 1994. Mr. Marx was the founder and Co-Chief Executive Officer of Gildamarx Incorporated, a firm specializing in designing and manufacturing exercise apparel and products for active lifestyles from 1979 until the sale of the company in 1996. He is a member of the Executive Committee of the Sports Apparel Products Council and the Board of Directors of the California Manufacturers Association.

         There are no family relationships between directors or executive officers of the Company.

Required Vote

         The six nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

Board Compensation

         Directors currently are not compensated for attending Board meetings, but are reimbursed for their reasonable expenses incurred in attendance. The Company's Non-Employee Directors' Stock Option Plan (the "Directors' Plan") provides for the automatic grant of 25,000 shares of Common Stock if a person who is neither an officer nor an employee of the Company and who has not previously been a member of the Board is elected or appointed director. Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year. In addition, in June of each year, the Company is required to grant to each non-employee director a 10-year Non-Qualified Option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant. These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year. The exercise price of all options granted pursuant to the Directors' Plan is the fair market value of the Company's Common Stock at the time of grant. A total of 275,000 shares are reserved for issuance under the Directors' Plan.

         An increase in the number of shares available for issuance under this Plan is the subject of Proposal 3.

Board Meetings and Committees of the Board

         The Board of Directors met eight times in 1997. Each director participated in at least 88% of the meetings of the Board.

         The Board of Directors has an Audit Committee and a Compensation and Stock Option Committee.

         The Audit Committee of the Board of Directors, whose members are Mrs. Leong, Dr. Grosser, and Mr. Marx, held one meeting during 1997, with all director members in attendance at such meeting. The Audit Committee's purpose is to consult with the Company's independent auditors concerning their audit plans, the results of the audit, the Company's accounting principles and the adequacy of the Company's general accounting controls.

         The Compensation and Stock Option Committee of the Board of Directors, whose members are Mrs. Leong and Dr. Grosser, held two meetings during 1997, with all director members in attendance at such meetings. The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers and other employees of the Company and administers various incentive compensation and benefit plans.

EXECUTIVE COMPENSATION

         The following table sets forth the total compensation for 1997, 1996 and 1995 of the Chief Executive Officer and each of the other executive officers of the Company whose total salary and bonus for 1997 exceeded $100,000 (the "Named Officers").


                                            SUMMARY COMPENSATION TABLE

                                                                                                   Long-Term
                                                                                                 Compensation
                                                      Annual Compensation                           Award
                                             -----------------------------------------           -----------
                                                                                            Securities Underlying
 Name and Principal Position                 Year               Salary           Bonus           Options (#)
 ---------------------------                 ----               ------           -----           -----------
William P. Horgan                            1997              $193,000           --                  --
Chairman of the Board and Chief              1996              $185,000         $55,000             100,000
Executive Officer                            1995              $156,000         $10,000             100,000

Michael P. Stern                             1997              $143,400           --                  --
President                                    1996              $134,000         $40,200             150,000
                                             1995              $120,000         $ 7,000              25,000

Maxine C. Harmatta                           1997              $118,000           --                  --
Vice President                               1996              $110,000         $31,850             125,000
                                             1995              $100,000         $ 5,300              15,000


Option Grants in Last Fiscal Year

         There were no option grants in 1997 to the Named Officers and none of the Named Officers acquired any shares on exercise of options in 1997.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

         The following table sets forth certain information concerning the exercise of options to purchase Common Stock during the year ended December 31, 1997 and the number of unexercised options held as of December 31, 1997 by the Named Officers.


                              Number of Securities       Value of Unexercised
                             Underlying Unexercised     In-the-Money Options at
                          Options at December 31, 1997     December 31, 1997
                           Exercisable/Unexercisable   Exercisable/Unexercisable
          Name                        (#)                       ($)(1)
          ----                        ---                       ------
   William P. Horgan             271,039/98,961                   -/-
   Michael V. Stern              91,754/116,146                   -/-
   Maxine C. Harmatta            78,646/96,354                    -/-

--------------------
(1) Assuming a stock price of $.75 per share, which was the closing price of a Share of Common Stock reported on the NASDAQ National Market on December 31, 1997.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In 1991, the Company transferred to Pherin Corporation ("Pherin"), a newly formed California corporation, all of the Company's rights to its human pheromone technology for use other than in the consumer products field, together with $2 million in cash, in exchange for all of the stock of Pherin. Upon approval by its shareholders at the Annual Meeting, held in August 1991, the Company distributed to its shareholders all of the stock of Pherin. Certain stockholders identified under "Principal Stockholders" above are also stockholders of Pherin.

         EROX and Pherin are parties to an agreement, pursuant to which Pherin will supply EROX with its reasonable requirements of human pheromones and to make available to EROX the basic manufacturing technology. Under the agreement, payments to Pherin in 1997 totaled $280,000. After January 31, 1996, rather than supply human pheromones to EROX, Pherin may instead elect to provide to the Company all manufacturing technology in its possession that it has not previously supplied to EROX. On February 10, 1998, the Company signed an amendment renewing the agreement. The terms remain substantially the same as the original agreement with payments to Pherin of $23,000 per month and the agreement extending to March 1, 1999. Under this amendment, the Company has the ability to cancel the agreement with 60 days prior written notice.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership (Form
3) and changes in ownership of such stock (Forms 4 and 5).

         To the Company's knowledge, based solely upon review of the copies of such reports and certain representations furnished to it, all Section 16(a) filing requirements applicable to its executive officers and directors were complied with during the year ended December 31, 1997.

PROPOSAL  2  --  APPROVAL  OF  AN  AMENDMENT  TO  THE   COMPANY'S   ARTICLES  OF
INCORPORATION TO CHANGE ITS NAME FROM EROX CORPORATION TO HUMAN PHEROMONE SCIENCES, INC.

         At the Annual Meeting, shareholders will be asked to approve a change of name for the Company from Erox Corporation to Human Pheromone Sciences, Inc.

         In February 1998, the Board of Directors of the Company approved an amendment to its Articles of Incorporation to change the Company's name from Erox Corporation to Human Pheromone Science, Inc. The Company believes that the name Erox connotes a line of fragrance products and as such does not effectively communicate to consumers or investors the biotechnology base of the Company. The Company considers the strength and breadth of its patented human pheromone technology to be of greater significance than its current line of fragrance products.

         Recent developments in the scientific community have created increasing media interest in pheromones. The scientific community as well as the consumer is becoming more educated regarding the Vomeronasal Organ (VNO) and human pheromones and their potential uses. The Company believes that the key to fully exploiting its patented human pheromone technology is to firmly position itself as the first consumer products company to employ the science and applications of human pheromones. The name Human Pheromone Sciences, Inc. clearly identifies the Company as one whose business is the science and technology of human pheromones. This change should aide in the Company's goal of expanding consumer and investor perceptions of its technology into a broader range of consumer products.

         The Board of Directors believes that the name change will provide investors and the consuming public with a clearer picture of the mission of the Company.

Required Vote

         The approval of the amendment to the Articles of Incorporation of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of the Company. Consequently, abstentions will have the effect of a vote against the proposed amendment.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE ITS NAME FROM EROX CORPORATION TO HUMAN PHEROMONE SCIENCES, INC.

PROPOSAL 3 -- APPROVAL OF 200,000 ADDITIONAL SHARES OF COMMON STOCK FOR THE NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

         At the Annual Meeting, shareholders will be asked to approve an amendment to the Non-Employee Directors' Stock Option Plan to increase the number of shares available for issuance by 200,000 shares. This Plan currently has remaining 25,000 shares of Common Stock available for issuance.

Background

         In 1994, the Board and the shareholders approved the Non-Employee Directors' Stock Option Plan (the "Directors' Plan") for which 275,000 shares of Common Stock were reserved for issuance on exercise of options; 25,000 shares remain available for issuance. On February 11, 1998, the Board of Directors passed a resolution recommending that the Directors' Plan be amended to increase the authorized number of shares by 200,000. The purpose of this proposal is to obtain shareholder approval of the amendment to the Directors' Plan increasing the authorized number of shares by 200,000. Only non-employee directors of the Company are eligible to participate, and only non-qualified options may be granted. The Directors' Plan provides that option grants to non-employee directors of the Company be made on a mandatory basis and not on a discretionary basis. The Directors' Plan may be administered by the Board of Directors or the Board may delegate its authority to a committee composed of not less than two outside directors (the "Administrator") and may delegate routine matters to management.

Description of the Directors' Plan

         The Directors' Plan operates as follows. Each director who is neither an officer nor an employee of the Company and who has not previously been granted a stock option by the Company as of the date the Directors' Plan was adopted by the Board shall be granted an initial 10-year Non-qualified Option to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant. Each person who is not an officer or employee of the Company and who has not previously been a member of the Board who is thereafter elected or appointed to the Board shall also be granted a Non-qualified Option for 25,000 shares on the same terms. Each such option will become exercisable at the rate of one-twelfth of the number of shares covered by the option each month following the grant date, so long as the individual is serving as a director, with full vesting over one year.

         In June of each year, the Company is required to grant to each non-employee director a 10-year Non-qualified Option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of Common Stock on the date of the grant. These options will vest one-twelfth per month after the date of grant, as long as the individual is serving as a director, with full vesting over one year.

         The consideration payable in connection with any Non-qualified Option granted under the Directors' Plan (including any related taxes) may be paid in cash or by delivery of shares of Common Stock of the Company. Options generally terminate three months after a non-employee director ceases to be, for any reason, a director of the Company, with the following exceptions: if a non-employee director ceases to be a director due to death, disability or retirement, the options may be exercised for one year after the termination, unless a shorter period is specified in the option agreement but, in no event, after the expiration date of the option.

         The Board may amend, alter or discontinue the Directors' Plan or any option at any time, except that the consent of a participant is required if the participant's existing rights under an outstanding option would be impaired. In addition, to the extent required under applicable tax and securities laws and regulations, the shareholders of the Company must approve any amendment, alteration, or discontinuance of the Directors' Plan that would increase the total number of shares reserved under the Directors' Plan and in certain other circumstances as the Board may deem advisable to comply with such laws and regulations. In addition, the provisions of the Directors' Plan governing who is granted options, the number of shares covered by each option, the exercise price, and the period of exercisability and the timing of option grants may not be amended more than once every six months, other than for changes necessary to conform to the Internal Revenue code of 1986 or the Employee Retirement Income Security Act of 1974.

         The Company views stock options as a means of providing incentives to its Board members. In addition, the Company believes it important that directors have meaningful equity ownership in the Company; stock options are one way for directors to obtain such ownership.

Federal Income Tax Consequences

         In general, a non-employee director who is not a citizen or resident of the United States ("U.S. Director") should not have taxable income upon the grant of a Non-qualified Option. Upon exercise of a Non-qualified Option, the U.S. Director will generally have ordinary income (and the Company will be entitled to a corresponding deduction) in the amount by which the fair market value of the stock at the time exceeds the purchase price. If shares are held at least eighteen months after the date the U.S. Director has taxable income from acquiring them, then upon sales of the shares the non-employee director will have long-term capital gain or loss equal to the difference between the sales price and the fair market value of the shares on the date the income is recognized. Under current federal income tax law, long-term capital gain is taxable at a maximum stated rate of 20%, while ordinary income is taxable at a maximum stated rate of 39.6%. In the case of both capital gains and ordinary income, the effective rate of tax may be higher because of various phase out and recapture provisions.

Required Vote

         Approval of the amendment to the Directors' Plan providing for additional shares requires the affirmative vote of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power is represented.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF 200,000 ADDITIONAL SHARES OF COMMON STOCK FOR THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

Plan Benefits

         The following table shows the number of options which may be granted to the named individuals and groups under the Directors' Plan over the 10-year life of the Directors' Plan assuming the Board of Directors to have members who are not officers or employees of the Company:


                    Non-Employee Directors' Stock Option Plan


             Name and Position                              Number of Options(1)
             -----------------                              --------------------
William P. Horgan                                                       0
Chairman and Chief Executive Officer

Executive Officers as a Group                                           0

Non-Executive Director Group(2)                                   225,000

Non-Executive Officer Employee Group                                    0

------------------------
(1)      All options granted at fair market value as of date of grant.

(2) Only non-employee directors are eligible to receive grants under the Directors' Plan.

OTHER BUSINESS

         The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Meeting. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares presented thereby on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSAL

         Under the rules of the Securities and Exchange Commission, shareholders who wish to submit proposals for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 1999 must submit such proposals so as to be received by the Company at 4034 Clipper Court, Fremont, California 94538, on or before December 31, 1998.


                       BY ORDER OF THE BOARD OF DIRECTORS


                                       Julian N. Stern, Secretary


Fremont, California
April 16, 1998


                                    IMPORTANT

         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are earnestly requested to sign and return the accompanying proxy in the enclosed envelope.

                                                                      APPENDIX A


                                     PROXY

                                EROX CORPORATION

               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 1998


         The undersigned hereby appoints William P. Horgan and Julian N. Stern, or either of them, each with full power of substitution, as the proxyholder(s) of the undersigned to represent the undersigned and vote all shares of Common Stock of EROX Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders of the Company at 10:00 a.m. local time on May 20, 1998 and at any adjournments of postponements of such meetings as follows:


                 (Continued, and to be signed on reverse side)


                                    Please date, sign and mail your
                                  proxy card back as soon as possible!


                                     Annual Meeting of Shareholders
                                            EROX CORPORATION


                                              May 20, 1998



                          ^ Please Detach and Mail in the Envelope Provided ^


A [X] Please mark your
      votes as in this
      example.

              FOR all nominees           WITHHOLD
              listed (except as        AUTHORITY to
            marked to the contrary  vote for all nominees
                      below)           listed at right
1. To elect as                                             Nominees:  William P. Horgan
   directors, to       [ ]                  [ ]                       Michael V. Stern
   hold office until                                                  Bernard I. Grosser, M.D.
   their successors                                                   Michael D. Kaufman
   are elected, the nominees listed at right:                         Helen C. Leong
                                                                      Robert Marx
To withhold authority to vote for any of the nominees
listed at right, write the nominee's name on line below.

________________________________________________________


2. To approve an amendment to the Company's Articles of Incorporation to change   FOR  AGAINST  ABSTAIN
   its name from Erox Corporation to Human Pheromone Sciences, Inc.               [ ]    [ ]      [ ]

3. To approve an amendment to the  Non-Employee  Directors Stock Option Plan to
   increase the number of shares available for issuance by 200,000 shares.        [ ]    [ ]      [ ]

4. In their  discretion the proxyholders are authorized to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.  The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of
   Directors at the meeting.

The Board of Directors  recommends  that you vote FOR the above  proposals.  This proxy,  when properly executed, will be voted in the manner  directed above. WHEN NO CHOICE IS INDICATED,  THIS PROXY WILL BE
VOTED FOR THE ABOVE  PROPOSALS.  This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying proxy statement.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTY IN THE ENCLOSED ENVELOPE.


SIGNATURE(S) OF SHAREHOLDERS ________________________________ _______________________ DATED ___________
                                                               (Please print name(s)
                                                               exactly as appear(s)
                                                               on Stock Certificate)


Note:  Print name(s),  date and sign exactly as name(s) appear(s) on stock  certificate.  If shares are held jointly,  each  shareholder  should sign. If signing for estates,  trusts,  corporations or other entities, title or capacity should be stated.